UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 23, 2011

China Bilingual Technology & Education Group Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-162103	68-0678185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Longbao Street Xiaodian Zone, Taiyuan City Shanxi Province, People’s Republic of China	030031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:01186-351-79639888

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.Change in Registrant’s Certifying Accountant.

On February 23, 2011, the board of directors of the China Bilingual Technology & Education Group Inc. (the “Company”) approved the dismissal of Windes McClaughry Accountancy Corporation (“Windes”) as the Company’s independent registered public accounting firm.  Windes’ dismissal was effective immediately.

During the fiscal years ended December 31, 2009 and 2008, Windes’ reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and the subsequent period through February 23, 2011, (i) there were no disagreements between the Company and Windes on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Windes, would have caused Windes to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On February 24, 2011, the Company provided Windes with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Windes furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 28, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On February 23, 2011, the Company engaged Child Van Wagoner & Bradshaw PLLC (“Child”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s board of directors on February 23, 2011.

During the years ended December 31, 2009 and 2008 and the subsequent interim period through February 23, 2011, the Company did not consult with Child regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from Windes McClaughry Accountancy Corporation dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA BILINGUAL TECHNOLOGY & EDUCATION GROUP INC.

Date: February 28, 2011	By:	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Windes McClaughry Accountancy Corporation dated February 28, 2011

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